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                                                                   Exhibit 10.28


                                                               EXECUTION VERSION



                                 AMENDMENT NO. 1 TO
                            LOAN AND SECURITY AGREEMENT
                            ---------------------------



          AMENDMENT NO. 1, dated as of June 30, 1998, to the LOAN AND SECURITY AGREEMENT, dated as of March 31, 1998, (the "LOAN AND SECURITY AGREEMENT"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and COMPUTRON SOFTWARE, INC., a Delaware corporation, with its chief executive offices located at 301 Route 17 North, Rutherford, New Jersey 07070.

                                       PREAMBLE

          The Borrower has requested Foothill to amend the Loan and Security Agreement to amend the Operating Income and Tangible Net Worth financial covenants. Accordingly, the Borrower and Foothill hereby agree as follows:

          1. DEFINITIONS. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

          2. FINANCIAL COVENANTS. Section 7.20 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                 "7.20 FINANCIAL COVENANTS.  Fail to maintain:

                 (a) OPERATING INCOME. Operating Income of at least the following amounts, measured on a cumulative basis for the period from the beginning of a calendar year to each calendar quarter end set forth below:

                          3/31/98       $ (5,500,000)
                          6/30/98       $ (9,750,000)
                          9/30/98       $(10,700,000)
                         12/31/98       $ (8,200,000)

provided that, thereafter, upon receipt of the financial projections required to be delivered to Foothill pursuant to Section 6.3 (fourth paragraph) hereof for each fiscal year, the Borrower and Foothill shall negotiate in good faith to determine the minimum Operating Income as of the end of each fiscal quarter covered by such financial projections and, in the event that the Borrower and Foothill are unable to agree upon the amounts of such Operating Income on or before the


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date that is 30 days after the date that Foothill has received such projections, the Operating Income at the end of each fiscal quarter of the fiscal year covered by such financial projections shall not be less than the amount set forth for the corresponding fiscal quarter end set forth above plus a positive increase of 10% of such amount.

                 (b) TANGIBLE NET WORTH. Tangible Net Worth of at least the following amounts, measured on a fiscal quarter-end basis, as of the following dates:

                          3/31/98       $(6,070,000)
                          6/30/98       $(9,200,000)
                          9/30/98       $(9,900,000)
                         12/31/98       $(7,200,000)

provided that, thereafter, upon receipt of the financial projections required to be delivered to Foothill pursuant to Section 6.3 (fourth paragraph) hereof for each fiscal year, the Borrower and Foothill shall negotiate in good faith to determine the minimum Tangible Net Worth as of the end of each fiscal quarter covered by such financial projections and, in the event that the Borrower and Foothill are unable to agree upon the amounts of such Tangible Net Worth on or before the date that is 30 days after the date that Foothill has received such projections, the Tangible Net Worth at the end of each fiscal quarter of the fiscal year covered by such financial projections shall not be less than the amount set forth for the corresponding quarter end set forth above plus a positive increase of 10% of such amount.

          3. CONDITIONS. This Amendment shall become effective (and the covenants set forth in Section 2 above shall be applicable as of the date of this Amendment) only upon satisfaction in full of the following conditions precedent (the date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                 (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

                 (b) Foothill shall have received a counterpart of this Amendment, duly executed by the Borrower.

                 (c) The Borrower shall pay to Foothill a non-refundable amendment fee of $2,500, which fee is earned in full on the date hereof.

                 (d) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.


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          4.     REPRESENTATIONS AND WARRANTIES.  The Borrower hereby represents and warrants to Foothill as follows:

                 (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                 (b) The execution, delivery and performance of this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                 (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                 (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                 (e) The representations and warranties contained in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extend such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

          5. CONTINUED EFFECTIVENESS OF THE LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder", or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii ) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.


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          6.     MISCELLANEOUS.

                 (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                 (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                 (d) The Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                                        COMPUTRON SOFTWARE, INC.
                                        a Delaware corporation


                                        By: /s/ John A. Rade
                                            ------------------------------------
                                            Name:  John A Rade
                                            Title: President


                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By: /s/ Erik R. Sawyer
                                            ------------------------------------
                                            Name:  Erik R. Sawyer
                                            Title: Assistant Vice President


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